Exhibit 23.1

Independent Auditors’ Consent

We consent to incorporation by reference in Registration Statement Nos. 333-88455, 333-88457 and 333-88473 of Community Bancorp Inc. on Form S-8 of our report dated January 24, 2003, appearing in the Annual Report on Form 10-K of Community Bancorp Inc., for the year ended December 31, 2002.

/s/  Deloitte & Touche LLP

Costa Mesa, California

March 26, 2003

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